UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2007
Dollar Financial Corp.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

1436 Lancaster Avenue, Suite 310,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On February 22, 2007, Dollar Financial Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Green Equity Investors II, L.P. (the “Selling Stockholder”) and Wachovia Capital Markets, LLC pursuant to which the Selling Stockholder agreed to sell 5,490,000 shares of the Company’s common stock (the “Shares”) to Wachovia Capital Markets, LLC. The Shares are being offered and sold under a registration statement on Form S-3 (File No. 333-139580) filed with the Securities and Exchange Commission on December 21, 2006. The offering is expected to close on February 28, 2007. A copy of the Underwriting Agreement is attached to this Form 8-K as Exhibit 10.1 and a copy of the press release announcing the sale of the Shares is attached to this Form 8-K as Exhibit 99.1, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Underwriting Agreement, dated February 22, 2007, by and among Dollar Financial Corp., Green Equity Investors II, L.P. and Wachovia Capital Markets, LLC

99.1	Press Release, dated February 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: February 23, 2007	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer